Exhibit 10.15

REGISTRATION RIGHTS AGREEMENT

dated as of

[ ], 2014

by and among

OM Asset Management plc

and

the Stockholders listed on the signatures pages hereto

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS		1

1.1	Definitions	1

1.2	Interpretation	3

ARTICLE 2 REGISTRATION RIGHTS		4

2.1	Shelf Registration	4

2.2	Lock-up Agreements	4

2.3	Registration Procedures	4

2.4	Registration Expenses	6

2.5	Suspension of Registration	6

2.6	Indemnification	6

2.7	Rule 144; Rule 144A	8

ARTICLE 3 MISCELLANEOUS		8

3.1	Term	8

3.2	Other Holder Activities	8

3.3	No Inconsistent Agreements	8

3.4	Amendments and Waivers	9

3.5	No Third Party Beneficiaries	9

3.6	Entire Agreement	9

3.7	Severability	9

3.8	Counterparts	9

3.9	Arbitration	9

3.10	Conduct During Dispute Resolution	11

3.11	Remedies; Attorney’s Fees	11

3.12	GOVERNING LAW	11

3.13	CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL	11

3.14	No Assignment	11

3.15	Further Actions	11

3.16	Notice	12

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of [       ], 2014 (this “Agreement”), is by and among OM Asset Management plc, a company incorporated and registered in England and Wales with company number 09062478 (the “Company”) and the Persons listed on the signature pages hereto (each a “Stockholder” and collectively, the “Stockholders”, and together with the Company, each a “Party” and, collectively, the “Parties”).

WHEREAS, as of the date hereof, each Stockholder has received ordinary shares of the Company, nominal value $       (the “Ordinary Shares”) in exchange for shares of Old Mutual plc beneficially owned by such Stockholder (the “Exchange”); and

WHEREAS, in connection with the Exchange, the Company has agreed to provide the Stockholders with certain rights as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

Article 1
DEFINITIONS

1.1                               Definitions.  In this Agreement, the following terms shall have the following meanings:

(a)                                 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control,” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession directly or indirectly of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

(b)                                 “Board of Directors” means the Board of Directors of the Company from time to time.

(c)                                  “Business Day” means any day except (i) a Saturday, (ii) a Sunday, (iii) any day on which the principal office of the Company is not open for business, and (iv) any other day on which commercial banks in New York, New York or in London, England are authorized or obligated by law or executive order to close.

(d)                                 “Company Outside Counsel” means one counsel selected by the Company to act on its behalf.

(e)                                  “Covered Person” has the meaning set forth in Section 2.6(a).

(f)                                   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

(g)                                  “Fund” means any pooled investment vehicle for which any Subsidiary of the Company, directly or indirectly, provides investment advisory or sub-advisory services, or serves as the general partner, managing member or in any similar capacity (including any master or feeder fund, parallel fund or other alternative investment vehicle or third party co-investment vehicle).

(h)                                 “Holder” means each of the Stockholders set forth on the signature pages hereto.

(i)                                     “IPO” means the initial underwritten public offering of Ordinary Shares pursuant to a Registration Statement filed in accordance with the Securities Act.

(j)                                    “Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company or any of its Subsidiaries that the Board of Directors reasonably determines in good faith, after consultation with Company Outside Counsel, (i) would require disclosure of material, non-public information relating to such event in any Registration Statement under which Registrable Securities may be offered and sold (including documents incorporated by reference therein) in order that such Registration Statement would not be materially misleading and (ii) would not otherwise be required to be publicly disclosed by the Company at that time in a periodic report to be filed with or furnished to the SEC under the Exchange Act but for the filing of such Registration Statement.

(k)                                 “Ordinary Shares” has the meaning set forth in the recitals.

(l)                                     “Person” means any individual, corporation, partnership, joint venture, limited liability company, association or other business entity and any trust, unincorporated organization or political subdivision thereof.

(m)                             “register,” “registered” and “registration” refers to a registration made effective by preparing and filing a Registration Statement with the SEC in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state or foreign securities laws of such states or countries in which Holders notify the Company of their intention to offer Registrable Securities.

(n)                                 “Registration Expenses” has the meaning set forth in Section 2.4.

(o)                                 “Registrable Securities” means all the Ordinary Shares received by the Holder in the Exchange and any equity securities issued or issuable directly or indirectly with respect to any such securities by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization; provided that, any securities constituting Registrable Securities will cease to be Registrable Securities when (i) such securities are sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities, (ii) with respect to Registrable Securities held by any Holder other than a Designated Holder, such securities are sold pursuant to an effective Registration Statement or are eligible to be sold without volume or manner of sale restrictions pursuant to Rule 144 or (iii) with respect to Registrable Securities held by a Designated Holder, such securities are sold pursuant to an effective Registration Statement or pursuant to Rule 144 (and such Registrable Securities are no longer “restricted securities” as defined under Rule 144).

(p)                                 “Registration Statement” means any registration statement of the Company under the Securities Act that permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, all exhibits, all material incorporated by reference or deemed to be incorporated by reference in such registration statement and all other documents filed with the SEC to effect a registration under the Securities Act.

(q)                                 “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

(r)                                    “Rule 144A” means Rule 144A promulgated by the SEC under the Securities Act.

(s)                                   “Rule 405” means Rule 405 promulgated by the SEC under the Securities Act.

(t)                                    “Rule 415” means Rule 415 promulgated by the SEC under the Securities Act.

(u)                                 “SEC” means the United States Securities and Exchange Commission.

(v)                                 “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

(w)                               “Selling Holder” means a Holder that holds Registrable Securities registered (or to be registered) in a Registration Statement.

(x)                                 “Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

(y)                                 “Shelf Registration Statement” means a Registration Statement that contemplates offers and sales of securities pursuant to Rule 415.

(z)                                  “Short-Form Registration Statement” means Form S-3 or any successor or similar form of registration statement pursuant to which the Company may incorporate by reference its filings under the Exchange Act made after the date of effectiveness of such registration statement.

(aa)                          “Subsidiaries” means, with respect to a Person, any corporation, limited liability company, partnership, association, business, trust, joint venture, business entity or other entity of any kind or nature, of which more than fifty percent (50%) of either the equity interests or the voting control is, directly or indirectly through Subsidiaries or otherwise, beneficially owned by such Person, or of which such Person or any Subsidiary serves as the general partner (in the case of a limited partnership) or the manager or managing member (in the case of a limited liability company); provided that (i) no Fund or any Subsidiary of a Fund shall be a Subsidiary for the purposes of this Agreement; and (ii) for purposes of this definition, notwithstanding anything to the contrary contained herein, each of Heitman LLC and Investment Counselors of Maryland, LLC shall be considered “Subsidiaries” of the Company.

(bb)                          “Suspension” has the meaning set forth in Section 2.5.

(cc)                            “Underwritten Offering” means a discrete registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement.

1.2                               Interpretation.

(a)                                 In this Agreement, except as the context may otherwise require, references to:

(i)                                     any statute, statutory provision or regulation are to the statute, statutory provision or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute or regulation includes any successor to the section; and

(ii)                                  any governmental authority includes any successor to that governmental authority.

(b)                                 The words “hereby”, “herein,” “hereof,” “hereunder,” “hereto” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific Section.

(c)                                  The words “include,” “includes” or “including” are to be deemed followed by the words “without limitation.”  Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular.  All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the Person referred to may require.

(d)                                 The table of contents and Article and Section headings are for reference purposes only and do not limit or otherwise affect any of the substance of this Agreement.

(e)                                  It is the intention of the Parties that every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Party, it being understood and agreed that the Parties to this Agreement are sophisticated and have had adequate opportunity and means to retain counsel to represent their respective interests and to otherwise negotiate the terms and provisions of this Agreement.  Accordingly, the Parties hereby waive, to the fullest extent permitted by Applicable Law, the benefit of any Applicable Law that would require that in cases of uncertainty, the language of a contract should be strictly construed against, or most strongly construed against, the Party who drafted such language.

(f)                                   No provision of this Agreement is to be construed to require, directly or indirectly, any Person to take any action, or omit to take any action, to the extent such action or omission would violate Applicable Law.

(g)                                  “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing words (including electronic media) in a visible form.

(h)                                 All references to “$” or “dollars” mean the lawful currency of the United States of America.

Article 2
REGISTRATION RIGHTS

2.1                               Shelf Registration.

(a)                                 Filing. As soon as practicable, after the date that is one year following the date hereof (or, if sooner, the date on which the Company first becomes eligible to use a Short Form Registration Statement as a Shelf Registration Statement), the Company shall promptly file with the SEC a Shelf Registration Statement (which, if permitted, shall be an “automatic shelf registration statement” as defined in Rule 405) relating to the offer and sale by the Holders of all of the Registrable Securities. If at any time while Registrable Securities are outstanding, the Company files any Shelf Registration Statement for its own benefit or for the benefit of holders of any of its securities other than the Holders, the Company shall use its reasonable best efforts to include in such Shelf Registration Statement such disclosures as may be required under the Securities Act to ensure that the Holders may sell their Registrable Securities pursuant to such Shelf Registration Statement through the filing of a prospectus supplement rather than a post-effective amendment.

(b)                                 Effectiveness. The Company shall use its reasonable best efforts to (i) cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after such Shelf Registration Statement is filed and (ii) keep such Shelf Registration Statement (or a replacement Shelf Registration Statement) continuously effective and in compliance with the Securities Act and usable for the resale of Registrable Securities until such time as there are no Registrable Securities remaining.

(c)                                  Sales by Holders. The plan of distribution contained in the Shelf Registration Statement referred to in this Section 2.1 (or related prospectus supplement) shall be determined by the Holders. Each Holder shall be entitled to sell Registrable Securities pursuant to the Shelf Registration Statement referred to in this Section 2.1 from time to time and at such times as such Holder shall determine. Such Holder shall promptly advise the Company of its intention so to sell Registrable Securities pursuant to the Shelf Registration Statement.

2.2                               Lock-up Agreements.  Each of the Company and the Holders agrees, upon notice from the managing underwriters in connection with any registration for an Underwritten Offering of the Company’s securities (other than pursuant to the IPO or pursuant to a registration statement on Form S-4 or any similar or successor form or pursuant to a registration solely relating to an offering and sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit plan arrangement), not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the managing underwriters during such period as reasonably requested by the managing underwriters (but in no event longer than the seven (7) days before and the ninety (90) days after the pricing of such Underwritten Offering); provided, that such restrictions shall not apply in any circumstance to securities acquired by a Holder in the public market subsequent to the IPO. Notwithstanding the foregoing, no holdback agreements of the type contemplated by this Section 2.5 shall be required of Holders unless each of the Company’s directors, executive officers and holders of 7% or more of the outstanding Ordinary Shares agrees to be bound by a substantially identical holdback agreement for at least the same period of time.

2.3                               Registration Procedures.  If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its reasonable best efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable, and the Company shall as expeditiously as possible:

(a)                                 prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and thereafter and (if the Registration Statement is not automatically effective upon filing) use its reasonable best efforts to cause such Registration Statement to become effective;

(b)                                 furnish to each Selling Holder such number of copies, without charge, of any Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as such Selling Holder may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

(c)                                  use its reasonable best efforts to register or qualify, including, by way of preparation, filing and approval of a prospectus, any Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Selling Holder, reasonably requests (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(d)                                 use its reasonable best efforts to cause all Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business, operations and jurisdiction of incorporation of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(e)                                  during any time when a prospectus relating thereto is required to be delivered under the Securities Act, promptly notify each Selling Holder upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made and, as promptly as practicable, prepare and furnish to such Selling Holders a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)                                   promptly notify each Selling Holder (i) when the Registration Statement, any prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any written comments by the SEC or of any request by the SEC for amendments or supplements to such Registration Statement or to amend or to supplement any prospectus contained therein or for additional information, and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any of such purposes;

(g)                                  cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange;

(h)                                 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement, and, if required, obtain a CUSIP number for such Registrable Securities not later than such effective date;

(i)                                     otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the applicable Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act (including, at the Company’s option, Rule 158 thereunder);

(j)                                    in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to promptly obtain the withdrawal of such order; and

(k)                                 obtain all consents of independent public accountants required to be included in the Registration Statement.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

2.4                               Registration Expenses.  Whether or not any Registration Statement is filed or becomes effective, the Company shall pay directly or promptly reimburse all costs, fees and expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all registration and filing fees, (b) all fees and expenses associated with filings to be made with any securities exchange or with any other governmental or quasi-governmental authority; (c) all fees and expenses of compliance with securities or blue sky laws, including reasonable fees and disbursements of counsel in connection therewith, (d) all printing expenses (including expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriters, if any), (e) all fees and disbursements of Company Outside Counsel, (f) all fees and disbursements of all independent certified public accountants of the Company and all other Persons retained by the Company in connection with such Registration Statement, and, (g) all other costs, fees and expenses incident to the Company’s performance or compliance with this Agreement (all such expenses, “Registration Expenses”). The Selling Holders shall be responsible for Selling Expenses. The Company will, in any event, pay its internal expenses (including, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review and the expenses of any liability insurance. The Company shall have no obligation to pay any Selling Expenses or fees and expenses associated with any counsel retained by the Holders.

2.5                               Suspension of Registration.  In the event of a Material Disclosure Event at the time of the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, the Company may, upon giving at least ten (10) days’ prior written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (a “Suspension”); provided, however, that, the Company shall not be permitted to exercise a Suspension (a) more than twice during any 12-month period, (b) for a period exceeding sixty (60) days on any one occasion, or (c) unless for the full period of the Suspension, the Company does not offer or sell securities for its own account, does not permit registered sales by any holder of its securities and prohibits offers and sales by its directors and officers. In the case of a Suspension, the Holders will suspend use of the applicable prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. Upon receipt of notices from all Holders of Registrable Securities included in such Registration Statement to such effect, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement. The Company shall immediately notify the Holders upon the termination of any Suspension.

2.6                               Indemnification.

(a)                                 The Company agrees to indemnify and hold harmless to the fullest extent permitted by law, each Holder, any Person who is or might be deemed to be a controlling person of the Company or any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, agents, Affiliates and shareholders, and each other Person, if any, who controls any such Holder or controlling person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”) against, and pay and reimburse such Covered Persons for any losses, claims, damages, liabilities, joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Covered Persons for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, or in any application in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Covered Person expressly for use therein.

(b)                                 In connection with any Registration Statement in which one or more Holders are participating, each such Holder will indemnify and hold harmless the Company, its directors and officers, employees, agents and any Person who is or might be deemed to be a controlling person of the Company or any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities, joint or several, to which such Holder or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)                                  Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party’s expense, the defense of any such claim or proceeding, with counsel reasonably acceptable to such indemnified party; provided, that (i) any indemnified party shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim or fails to employ counsel reasonably satisfactory to such indemnified party or to pursue the defense of such claim in a reasonably vigorous manner or (C) the named parties to any proceeding (including impleaded parties) include both such indemnified and the indemnifying party, and such indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it that are inconsistent with those available to the indemnifying party or that a conflict of interest is likely to exist among such indemnified party and any other indemnified parties (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); and (ii) subject to clause (C) above, the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation.

(d)                                 If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 2.6(d) will be limited to an amount equal to the net proceeds to such Holder from the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

2.7                               Rule 144; Rule 144A.  The Company shall use its reasonable best efforts to file in a timely fashion all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Holders may reasonably request, all to the extent required by the SEC as a condition to the availability of Rule 144, Rule 144A or any similar rule or regulation hereafter adopted by the SEC under the Securities Act.

Article 3
MISCELLANEOUS

3.1                               Term.  This Agreement shall terminate upon such time as no Registrable Securities remain outstanding, except for the provisions of Sections 2.4, 2.6 and this Article 3 which shall survive such termination.

3.2                               Other Holder Activities.  Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit a Holder or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

3.3                               No Inconsistent Agreements.  The Company represents and warrants that it has not entered into and covenants and agrees that it will not enter into, any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

3.4                               Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only by written agreement executed by the Company and the Holders of a majority of the Registrable Securities.  Any waiver or failure to insist upon strict compliance with any obligation, covenant or agreement shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure of compliance.

3.5                               No Third Party Beneficiaries.  Except in relation to the rights of indemnification provided to the Covered Persons pursuant to Section 2.6, nothing in this Agreement shall convey any rights upon any person or entity which is not a Party or a successor or permitted assignee of a Party to this Agreement.

3.6                               Entire Agreement.  This Agreement, including any schedules or exhibits hereto or thereto, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter covered by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

3.7                               Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties shall be enforceable to the fullest extent permitted by law. To the extent that any such provision is so held to be invalid, illegal or unenforceable, the Parties shall in good faith use commercially reasonable efforts to find and effect an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

3.8                               Counterparts.  This Agreement may be signed in any number of identical counterparts, each of which shall be deemed an original with the same effect as if the signatures thereto and hereto were upon the same instrument. The Parties hereto may deliver this Agreement by facsimile or by electronic mail and each Party shall be permitted to rely upon on the signatures so transmitted to the same extent and effect as if they were original signatures.

3.9                               Arbitration.

(a)                                 Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the rules of the LCIA Court which are deemed to be incorporated by reference into this clause, save as modified herein:

(i)                                     The seat of arbitration shall be London, England.

(ii)                                  There shall be three arbitrators, one nominated by the claimant and one nominated by the respondent within fifteen (15) days of respondent’s receipt of the claimant’s request for arbitration. If any Party has not appointed its arbitrator within the fifteen (15)-day period specified herein, such appointment shall be made by the LCIA Court upon the written request of a Party within fifteen (15) days of such request. The LCIA Court shall appoint the chairman within fifteen (15) days of the nomination of the other two members of the tribunal. The hearing shall be held no later than one-hundred-and-twenty (120) days following the appointment of the third arbitrator.

(iii)                               In terms of procedure, the Parties agree that:

(A)                               The Request shall be treated as the Claimant(s)’ Statement of Case.

(B)                               The Statement of Defence shall be sent to the Registrar within fifteen (15) days of receipt of notice of appointment of the third arbitrator.

(C)                               A case management hearing shall take place within ten (10) days of receipt of the Statement of Defence to determine the procedure leading up to the hearing.  The Parties shall seek to agree to the procedure between them, consistent with the provisions of this Section 3.9.

(D)                               The Statement of Reply (if any) shall be sent to the Registrar within fifteen (15) days of receipt of the Statement of Defence.

(E)                                The Statement of Reply to Counterclaim (if any) shall be sent to the Registrar within fifteen (15) days of receipt of the Statement of Reply.

(F)                                 The arbitral tribunal shall exercise its power to order the Parties to supply copies of any documents in their possession, custody or power that are relevant to the subject matter of the dispute taking into account the Parties’ desire that the arbitration be conducted expeditiously and cost effectively. All disclosure of documents shall be completed within sixty (60) days of the appointment of the third arbitrator.

(G)                               The Parties agree that they shall have the right to be heard orally on the merits of the dispute.

(iv)                              By agreeing to arbitration, the Parties do not intend to deprive a court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies, to direct the Parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitral tribunal’s orders to that effect. For the purpose of any provisional relief contemplated hereunder, the Parties hereby submit to the non-exclusive jurisdiction of the English Courts. Each Party unconditionally and irrevocably waives any objections which it may have now or in the future to the jurisdiction of the English Courts including objections by reason of lack of personal jurisdiction, improper venue, or inconvenient forum.

(v)                                 The award shall be in writing, shall state the findings of fact and conclusions of law on which it is based, shall be final and binding and shall be the sole and exclusive remedy among the Parties regarding any claims or counterclaims presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

(vi)                              The Parties will bear equally all fees, costs, disbursements and other expenses of the arbitration, and each Party shall be solely responsible for all fees, costs, disbursements and other expenses incurred in the preparation and prosecution of its own case; provided that in the event that a Party fails to comply with the orders or decision of the arbitral tribunal, then such noncomplying Party shall be liable for all costs and expenses (including attorney fees) incurred by the other Parties in their efforts to obtain either an order to compel, or an enforcement of an award, from a court of competent jurisdiction.

(vii)                           The arbitral tribunal shall have no authority to award punitive, exemplary or multiple damages or any other damages not measured by the prevailing Parties’ actual damages.

(viii)                        All notices by one Party to another in connection with the arbitration shall be in accordance with the provisions of Section 3.16 hereof, except that all notices for a demand for arbitration made pursuant to this Article III must be made by personal delivery or receipted overnight courier. This agreement to arbitrate shall be binding upon the successors and permitted assigns of each Party. This Agreement and the rights and obligations of the Parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

3.10                        Conduct During Dispute Resolution.  The Parties shall continue the performance of their respective obligations under this Agreement that are not the subject of dispute during the resolution of any dispute or agreement, including during any period of arbitration, unless and until this Agreement is terminated or expires in accordance with its terms and conditions.

3.11                        Remedies; Attorney’s Fees.

(a)                                 The Parties hereby expressly recognize and acknowledge that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any Party, except as otherwise expressly provided herein, an aggrieved Party under this Agreement shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. None of the Parties shall be required to obtain or furnish any bond or similar instrument in connection with or as a condition to obtaining or seeking any such remedy. For the avoidance of doubt, nothing in this Agreement shall diminish the availability of specific performance of the obligations under this Agreement or any other injunctive relief.

(b)                                 Such remedies, and any and all other remedies provided for in this Agreement, shall be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any Party may otherwise have. Each of the Parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the Parties. Each Party hereby further agrees that in the event of any action by the other Party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

3.12                        GOVERNING LAW.  THIS AGREEMENT (TOGETHER WITH ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF IT) SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED IN THAT STATE.

3.13                        CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  For the purpose of any provisional relief contemplated hereunder, the Parties hereby submit to the non-exclusive jurisdiction of the English Courts. Each Party unconditionally and irrevocably waives any objections which they may have now or in the future to the jurisdiction of the English Courts including objections by reason of lack of personal jurisdiction, improper venue, or inconvenient forum; provided, that such consent to jurisdiction is solely for the purpose referred to in this Section 3.13 and shall not be deemed to be a general submission to the jurisdiction of said courts other than for such purpose. Each of the Parties hereby agrees not to commence any such action, suit or proceeding other than before one of the above-named courts. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.14                        No Assignment.  Except as otherwise provided for in this Agreement, neither this Agreement nor any of the rights, interests or obligations of any Party hereto may be assigned by such Party without the prior written consent of the other Party.

3.15                        Further Actions.  Each Party hereto shall, on notice of request from any other Party hereto, take such further action not specifically required hereby at the expense of the requesting Party, as the requesting Party may reasonably request for the implementation of the transactions contemplated hereby.

3.16                        Notice.  Unless otherwise provided in this Agreement, all notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) when delivered, if delivered personally, sent by confirmed telecopy or sent by registered or certified mail, return receipt requested, postage prepaid, provided that such delivery is completed during normal business hours of the recipient, failing which such notice shall be deemed to have been given on the next Business Day, (ii) on the next Business Day if sent by overnight courier and delivered on such Business Day within ordinary business hours and, if not, the next Business Day following delivery; and (iii) when received, if received during normal business hours and, if not, the next Business Day after receipt, if delivered by means other than those specified above. Such notices shall be delivered to the address set forth below, or to such other address as a Party shall have furnished to the other Party in accordance with this Section.

If to the Stockholders to:

The address listed under such Stockholders name on the signatures page hereto.

If to the Company:

OM Asset Management plc

c/o Old Mutual (US) Company Inc.

200 Clarendon Street, 53rd Floor
Boston, MA 02116

Attention: Steve Belgrad, CFO

Phone No.: 617-369-7371

Email: Sbelgrad@oldmutualus.com

with a copy to:

Bingham McCutchen LLP

399 Park Avenue

New York NY 10022

Attention: Floyd I. Wittlin, Esq.

Phone No.: 212-705-7466

E-mail: Floyd.wittlin@bingham.com

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.

OM Asset Management plc

By:

Name:

Title:

[List Stockholders]

[Signature Page to Registration Rights Agreement]